UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 15, 2009

APPLIED ENERGETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14015	77-0262908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3590 East Colombia St., Tucson, Arizona 85714
(Address of principal executive offices) (Zip Code)

(520) 628-7415
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2009, the Board of Directors (the “Board”) of Applied Energetics, Inc. (the “Registrant”) amended its Independent Director Compensation Program (the “Program”) to change the date of the automatic stock and option grants to the “independent directors” (as defined in the Nasdaq Marketplace Rules) of the Board under the Program from each January 15th to the third business day after the Registrant releases its financial results for the prior fiscal year, commencing in 2009.  The Board’s action did not effect any other element of the Program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED ENERGETICS, INC.
(Registrant)

By: /s/ Kenneth M. Wallace
Name: Kenneth M. Wallace
Title: Chief Financial Officer

Date:  January 15, 2009